VALERO L.P. REPORTS THIRD QUARTER EARNINGS
                      AND ANNOUNCES QUARTERLY DISTRIBUTION

SAN ANTONIO, November 1, 2004 -- Valero L.P. (NYSE: VLI) today announced net income applicable to limited partners of $17.9 million, or $0.78 per unit, for the third quarter of 2004, compared to $18.5 million, or $0.82 per unit, for the third quarter of 2003. For the nine months ended September 30, 2004, net income applicable to limited partners was $54.6 million, or $2.37 per unit, compared to $47.4 million, or $2.23 per unit, for the nine months ended September 30, 2003. Distributable cash flow available to limited partners for the third quarter was $22.7 million, compared to $21.3 million for the third quarter of 2003.

With respect to the quarterly distribution to unitholders payable for the third quarter of 2004, Valero L.P. also announced that it has declared a distribution of $0.80 per unit payable November 12, 2004 to holders of record as of November 8, 2004.

"Although we had a solid quarter operationally, our financial results were impacted by a 16-day outage on the primary gasoline producing unit at Valero Energy's McKee refinery," said Curt Anastasio, Valero L.P.'s Chief Executive Officer. "Given that our logistics system supporting the McKee refinery typically contributes approximately 40 percent of our operating income, the outage affected this quarter's earnings by approximately five cents per unit. Even with this outage, our distribution coverage to limited partners remains strong at 1.23 times our current quarterly distribution rate of 80 cents per unit.

"Looking at the fourth quarter, Valero Energy's Benicia refinery is currently down for a planned 35-day plant-wide turnaround that is nearing completion. Since we own the crude storage facilities at that plant, we expect this to affect our fourth quarter earnings by about five cents per unit, so we expect fourth quarter earnings to be about the same as we achieved in the third quarter," said Anastasio.

Valero L.P. also announced this morning a proposed merger with Kaneb Pipe Line Partners, L.P. and the acquisition of its general partner, Kaneb Services, LLC.

"We are excited about the tremendous opportunities created by this proposed merger. This is a significant milestone for the partnership that will greatly expand our geographic and product diversification making us the largest terminal operator and second largest petroleum liquids pipeline operator in the United States. In addition, we believe that the transaction will be significantly accretive to cash flow. Upon completion of the merger, we intend to increase our distribution to $3.42 per unit annually, which is a nearly 7 percent increase from our current rate of $3.20 per unit annually. We anticipate closing in the first quarter of 2005 and expect to quickly integrate these assets into our system," said Anastasio.

                                     -More-

A conference call with management is scheduled for 10:00 a.m. ET (9:00 a.m. CT) today, November 1, 2004, to discuss the proposed merger with Kaneb Pipe Line Partners, L.P. and the proposed purchase of Kaneb Services, LLC and respond to questions regarding the financial and operational results for the third quarter of 2004. Anyone interested in listening to the presentation may call 800/901-5218, passcode VALERO, or visit the partnership's web site at www.valerolp.com.

Valero L.P. owns and operates crude oil and refined product pipelines, refined product terminals and refinery feedstock storage assets primarily in Texas, New Mexico, Colorado, Oklahoma and California. The partnership transports refined products from Valero Energy's refineries to established and growing markets in the Mid-Continent, Southwest and the Texas-Mexico border region of the United States. In addition, its pipelines, terminals and storage facilities primarily support eight of Valero Energy's key refineries with crude oil and other feedstocks as well as provide access to domestic and foreign crude oil sources.

INVESTOR NOTICE

Valero L.P., Kaneb Services, LLC ("Kaneb Services") and Kaneb Pipe Line Partners, L.P. ("Kaneb Partners") will file a proxy statement and/or a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission. Investors and security holders are urged to read carefully these documents when they become available because they will contain important information regarding Valero L.P., Kaneb Services, Kaneb Partners and the merger. A definitive proxy statement and/or joint proxy statement/prospectus will be sent to security holders of Valero L.P., Kaneb Services, and Kaneb Partners seeking their approval of the transactions contemplated by the merger agreements. Investors and security holders may obtain a free copy of the proxy statement and/or joint proxy statement/prospectus (when available) and other documents containing information about Valero L.P., Kaneb Services, and Kaneb Partners, without charge, at the SEC's web site at www.sec.gov. Copies of the proxy statement and/or definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained free of charge by directing a request to Kaneb Services or the respective partnerships.

Valero L.P., Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb Services and of the respective general partners of Valero L.P. and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders. Information about these persons can be found in Valero L.P.'s, Kaneb Services', and Kaneb Partners' respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the proxy statement and/or joint proxy statement/prospectus when available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FUTURE EVENTS AND THE FUTURE FINANCIAL PERFORMANCE OF VALERO L.P. ALL FORWARD-LOOKING STATEMENTS ARE BASED ON THE PARTNERSHIP'S BELIEFS AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO THE PARTNERSHIP. THESE STATEMENTS REFLECT THE PARTNERSHIP'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS ARE DISCUSSED IN VALERO L.P.'S 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR MORE INFORMATION, VISIT VALERO L.P.'S WEB SITE AT WWW.VALEROLP.COM.

                                   VALERO L.P.
                       CONSOLIDATED FINANCIAL INFORMATION
                           SEPTEMBER 30, 2004 AND 2003
          (UNAUDITED, IN THOUSANDS, EXCEPT UNIT DATA AND PER UNIT DATA)

                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                 SEPTEMBER 30,               SEPTEMBER 30,
                              ------------------           -----------------
                             2004           2003           2004        2003
                             ----           ----           ----        ----
 STATEMENT OF INCOME
 DATA (NOTE 1):
  Revenues                  $ 58,075      $ 51,695       $ 166,106     $ 131,053
                            ---------     ---------       ---------     --------
  Costs and expenses:
      Operating expenses      21,626        19,445          59,746        47,441
      General and
          administrative
          expenses             3,588         1,588           8,233         5,102
      Depreciation and
          amortization         8,413         7,135          24,536        18,687
                            ---------     ---------       ---------     --------
   Total costs and expenses   33,627        28,168          92,515        71,230
                            ---------     ---------       ---------     --------
  OPERATING INCOME            24,448        23,527          73,591        59,823
      Equity income from
        Skelly-Belvieu
        Pipeline Company         372           657           1,102         1,988
      Interest and other
        expense, net          (5,433)      (4,504)         (15,630)     (11,617)
                            ---------     ---------       ---------     --------
  NET INCOME                  19,387        19,680          59,063        50,194
      Net income applicable
        to general partner
        including incentive
        distributions
        (Note 2)              (1,478)      (1,138)          (4,451)      (2,828)
                            ---------     ---------       ---------     --------
   Net income applicable
      to limited partners   $ 17,909       $ 18,542        $ 54,612     $ 47,366
                           =========      =========       =========    =========


  Net income per unit
     applicable to
     limited partners
     (Note 2)               $   0.78       $   0.82        $   2.37     $   2.23

  Weighted average
     number of limited
     partnership units
     outstanding (Note 3)  23,041,394     22,477,019      23,041,394  21,256,196

  Earnings before
     interest, taxes
     and depreciation
     and amortization
     (EBITDA,Note 4)        $ 33,233      $ 31,319         $ 99,229     $ 80,498

  Distributable cash
     flow (Note 4)          $ 25,684      $ 24,089         $ 76,690     $ 63,813



                                   SEPTEMBER 30,                     DECEMBER 31
                            ---------------------------
                               2004                2003                    2003
                               ----                ----                    ----
 BALANCE SHEET DATA:
  Long-term debt,
    including current
    portion (a)             $ 395,599     $ 358,095                     $ 54,192
  Partners' equity (b)        438,903       437,168                      438,163
  Debt-to-capitalization
  ratio (a) / ((a)+(b))         47.4%         45.0%                        44.7%

                          See accompanying notes below.

                                   VALERO L.P.
                 CONSOLIDATED FINANCIAL INFORMATION - CONTINUED
                           SEPTEMBER 30, 2004 AND 2003
              (UNAUDITED, IN THOUSANDS, EXCEPT BARREL INFORMATION)


                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                 SEPTEMBER 30,               SEPTEMBER 30,
                              ------------------           -----------------
                              2004          2003           2004        2003
                              ----          ----           ----        ----
OPERATING DATA:
     CRUDE OIL PIPELINES:
       Throughput
        (barrels/day)        380,395      385,181          384,643       355,636
       Revenues            $  13,231     $ 14,166         $ 39,462      $ 38,707
       Operating
        expenses               4,225        4,173           11,825        11,827
       Depreciation and
        amortization           1,136        1,227            3,368         4,083
                            ---------     ---------       ---------     --------
SEGMENT OPERATING INCOME   $   7,870     $  8,766         $ 24,269      $ 22,797
                           =========      =========       =========    =========

     REFINED PRODUCT
        PIPELINES:
       Throughput
        (barrels/day)        433,695      432,885          440,853       375,945
       Revenues            $  22,324     $ 20,819         $ 63,764      $ 51,439
       Operating expenses     10,493        8,885           28,360        21,163
       Depreciation and
        amortization           3,690        3,405           10,978         8,815
                            ---------     ---------       ---------     --------

SEGMENT OPERATING INCOME   $   8,141     $  8,529         $ 24,426      $ 21,461
                            ---------     ---------       ---------     --------

     REFINED PRODUCT
        TERMINALS:
       Throughput
        (barrels/day)        260,440      236,440          256,291       215,925
       Revenues            $  11,150     $  8,438         $ 30,259      $ 22,614
       Operating expenses      4,677        4,553           13,930        11,020
       Depreciation and
        amortization           1,720          853            4,593         2,472
                            ---------     ---------       ---------     --------
SEGMENT OPERATING INCOME   $   4,753     $  3,032         $ 11,736      $  9,122
                            =========      =========       =========    ========

     CRUDE OIL STORAGE
        TANKS:
       Throughput
        (barrels/day)        517,135      433,921          490,190       330,192
       Revenues            $  11,370     $  8,272         $ 32,621      $ 18,293
       Operating expenses      2,231        1,834            5,631         3,431
       Depreciation and
        amortization           1,867        1,650            5,597         3,317
                            ---------     ---------       ---------     --------
SEGMENT OPERATING INCOME   $   7,272     $  4,788         $ 21,393      $ 11,545
                           =========      =========       =========    =========

     CONSOLIDATED
        INFORMATION:
       Throughput
        (barrels/day)      1,591,665    1,488,427        1,571,977     1,277,698
       Revenues            $  58,075    $  51,695        $ 166,106     $ 131,053
       Operating expenses     21,626       19,445           59,746        47,441
       Depreciation and
        amortization           8,413        7,135           24,536        18,687
                            ---------     ---------       ---------     --------
SEGMENT OPERATING INCOME      28,036       25,115           81,824        64,925
General and administrative
        expenses               3,588        1,588            8,233         5,102
                            ---------     ---------       ---------     --------
       CONSOLIDATED
        OPERATING INCOME   $  24,448     $ 23,527        $  73,591      $ 59,823
                           =========      =========       =========    =========


                          See accompanying notes below.

                                   VALERO L.P.
                 CONSOLIDATED FINANCIAL INFORMATION - CONTINUED
                           SEPTEMBER 30, 2004 AND 2003
                                   (UNAUDITED)
NOTES:
   1. The statement of income data for the nine months ended September 30, 2004 includes $32 million of operating income related to the various acquisitions completed by Valero L.P. during 2003 and 2004. These acquisitions consist of the Paulsboro refined product terminal acquired on September 3, 2003, the Southlake refined product pipeline acquisition effective August 1, 2003, the Shell pipeline interest acquired on May 1, 2003, the crude oil storage tanks and the South Texas pipelines and terminals acquired on March 18, 2003 and on February 20, 2004, the Royal Trading asphalt terminals. The statement of income for the nine months ended September 30, 2003 includes $20 million of operating income related to the 2003 acquisitions mentioned above.

   2. Net income is allocated between limited partners and the general partner's interests based on provisions in the partnership agreement. The apportioned net income applicable to limited partners is divided by the weighted average number of limited partnership units outstanding in computing the net income per unit applicable to limited partners. Net income per unit applicable to the general partner includes incentive distributions, aggregating $1.1 million and $0.8 million for the three months ended September 30, 2004 and 2003, respectively, and $3.3 million and $1.9 million for the nine months ended September 30, 2004 and 2003, respectively.

   3. The increase in outstanding limited partnership units over comparable periods is due to the 2003 public offerings of common units by Valero L.P. in March, April and August, in which 7,567,250 common units were sold. Partially offsetting the increase in new units sold was the redemption in March 2003 of 3,809,750 common units held by UDS Logistics, LLC, an affiliate of Valero Energy Corporation. As of September 30, 2004, Valero L.P. has 23,041,394 common and subordinated units outstanding.

   4. Valero L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

            The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                 SEPTEMBER 30,               SEPTEMBER 30,
                              ------------------           -----------------
                              2004          2003           2004        2003
                              ----          ----           ----        ----

    Net income             $ 19,387      $ 19,680        $ 59,063      $  50,194
     Plus interest and
        other expense, net    5,433         4,504          15,630         11,617
     Plus depreciation
        and amortization      8,413         7,135          24,536         18,687
                            ---------     ---------       ---------     --------
    EBITDA                   33,233        31,319          99,229         80,498
     Less equity income
        from Skelly-Belvieu
        Pipeline Company       (372)         (657)         (1,102)       (1,988)
     Less interest and
        other expense, net   (5,433)       (4,504)        (15,630)      (11,617)
     Less reliability
        capital expenditures (1,992)       (2,664)         (7,030)       (5,302)
     Plus distributions
        from Skelly-Belvieu
        Pipeline Company        248           595           1,223          2,222
                            ---------     ---------       ---------     --------
    DISTRIBUTABLE
        CASH FLOW          $ 25,684       $ 24,089       $ 76,690      $  63,813

     General Partner
        interest in
        distributable
        cash flow            (2,946)       (2,815)         (8,748)       (6,782)
                            ---------     ---------       ---------     --------
     Limited Partners'
        interest in
        distributable
        cash flow          $ 22,738       $ 21,274        $ 67,942     $  57,031
                           =========      =========       =========    =========